Critical accounting judgments and key sources of estimation uncertainty	12 Months Ended
Dec. 31, 2018
Critical accounting judgments and key sources of estimation uncertainty
Critical accounting judgments and key sources of estimation uncertainty

4.         Critical accounting judgments and key sources of estimation uncertainty

Critical accounting judgments

In the application of the Group’s accounting policies, which are described in Note 3, the Group is required to make judgments, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

Key sources of estimation uncertainty

The following are the key assumptions concerning the future, and other key sources of estimation uncertainty at the end of the reporting period, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year.

Inventories

Inventories are stated at the lower of cost (weighted average) or net realizable value (“NRV”), with NRV being the “estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale”. The Group estimates the recoverability for such finished goods and work-in-progress based primarily upon the latest invoice prices and current market conditions. If the NRV of an inventory item is determined to be below its carrying value, the Group records a write-down to cost of sales for the difference between the carrying cost and NRV.

Long-lived assets

The Group assesses the impairment of long-lived assets when events or changes in circumstances indicate that the carrying value of asset or cash- generating unit (“CGU”) may not be recoverable. Factors that the Group considers in deciding when to perform an impairment review include, but are not limited to significant under-performance of a business or product line in relation to expectations, significant negative industry or economic trends, and significant changes or planned changes in the use of the assets.

An impairment analysis is performed at the lowest level of identifiable independent cash flows for an asset or CGU. An impairment exists when the carrying value of an asset or cash-generating unit exceeds its recoverable amount, which is the higher of its fair value less costs to sell and its value in use. The fair value less costs to sell calculation is based on available data from binding sales transactions, conducted at arm’s length, for similar assets or observable market prices less incremental costs for disposing of the asset. The value in use calculation is based on a discounted cash flow model.

The Group makes subjective judgments in determining the independent cash flows that can be related to a specific CGU based on its asset usage model and manufacturing capabilities. The Group measures the recoverability of assets that will continue to be used in the Group’s operations by comparing the carrying value of CGU to the Group’s estimate of the related total future discounted cash flows. If a CGU’s carrying value is not recoverable through the related discounted cash flows, the impairment loss is measured by comparing the difference between the CGU’s carrying value and its recoverable amount, based on the best information available, including market prices or discounted cash flow analysis. The recoverable amount is most sensitive to the discount rate used for the discounted cash flow model as well as the expected future cash-inflows and the growth rate and sales margin used for extrapolation purposes.

In order to remain technologically competitive in the semiconductor industry, the Group has entered into technology transfer and technology license arrangements with third parties in an attempt to advance the Group’s process technologies. The payments made for such technology licenses are recorded as an intangible asset or as a deferred cost and amortized on a straight-line basis over the estimated useful life of the asset. The Group routinely reviews the remaining estimated useful lives of these intangible assets and deferred costs. The Group also evaluates these intangible assets and deferred costs for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. When the carrying amounts of such assets are determined to exceed their recoverable amounts, the Group will impair such assets and write down their carrying amounts to recoverable amount in the year when such determination was made.

Share-based Compensation Expense

The fair value of options and shares issued pursuant to the Group’s option plans at the grant date was estimated using the Black-Scholes option pricing model. This model was developed for use in estimating the fair value of traded options that have no vesting restrictions and are fully transferable. In addition, option-pricing models require the input of highly subjective assumptions, including the expected term of the options, the estimated forfeiture rates and the expected stock price volatility. The expected term of options granted represents the period of time that options granted are expected to be outstanding. The Group estimated forfeiture rates using historical data to estimate option exercise and employee termination within the pricing formula. The Group uses projected volatility rates based upon the Group’s historical volatility rates. These assumptions are inherently uncertain. Different assumptions and judgments would affect the Group’s calculation of the fair value of the underlying ordinary shares for the options granted, and the valuation results and the amount of share-based compensation would also vary accordingly. Further details on share-based compensation are disclosed in Note 37.

Taxes

Uncertainties exist with respect to the interpretation of complex tax regulations, changes in tax laws, and the amount and timing of future taxable income. Given the wide range of international business relationships and the long-term nature and complexity of existing contractual agreements, differences arising between the actual results and the assumptions made, or future changes to such assumptions, could necessitate future adjustments to tax income and expense already recorded. The Group establishes provisions, based on reasonable estimates, for possible consequences of audits by the tax authorities of the respective counties in which it operates. The amount of such provisions is based on various factors, such as experience of previous tax audits and differing interpretations of tax regulations by the taxable entity and the responsible tax authority. Such differences of interpretation may arise on a wide variety of issues depending on the conditions prevailing in the respective domicile of the Group companies.

Deferred tax assets are recognized for unused tax losses to the extent that it is probable that taxable profit will be available against which the losses can be utilized. Significant management judgment is required to determine the amount of deferred tax assets that can be recognized, based upon the likely timing and the level of future taxable profits together with tax planning strategies.

The realizability of the deferred tax asset mainly depends on whether sufficient profits or taxable temporary differences will be available in the future. In cases where the actual future profits generated are less than expected, a material reversal of deferred tax assets may arise, which would be recognized in profit or loss for the period in which such a reversal takes place.

Fair value of financial instruments

Some of the Group’s assets and liabilities are measured at fair value for financial reporting purposes.

In estimating the fair value of an asset or a liability, the Group uses market-observable data to the extent it is available. Where Level 1 inputs are not available, the Group engages third party qualified valuers to perform the valuation.

The Group uses valuation techniques that include inputs that are not based on observable market data to estimate the fair value of certain types of financial instruments. Notes 38 provide detailed information about the valuation techniques, inputs and key assumptions used in the determination of the fair value of various assets and liabilities.

Acting as limited partner, the Group has invested in a number of investment funds. Based on the assessments performed by management, the Group accounted for such investment funds as investments in joint ventures or associate by using equity method. The investment funds measured their investments in portfolio investments at fair value. These investment funds held a number of portfolio investments. The valuation of such portfolio investments is primarily based on a combination of adoption of applicable valuation methodology and the application of appropriate assumptions in the valuation.

Impairment of financial instruments

The Group recognizes lifetime expected credit losses (“ECL”) for trade receivables. The expected credit losses on trade receivables are estimated using a provision matrix based on the Group’s historical credit loss experience, adjusted for factors that are specific to the debtors, general economic conditions and an assessment of both the current as well as the forecast direction of conditions at the reporting date.

For all other financial instruments, the Group recognizes lifetime ECL when there has been a significant increase in credit risk since initial recognition. However, if the credit risk on the financial instruments has not increased significantly since initial recognition, the Group measures the loss allowance for that financial instruments at an amount equal to 12-month ECL.

Sales and lease back

The Group entered into arrangements to sell and leaseback a batch of production equipment with a repurchase option at a pre-determined price. The Group made judgements on whether the arrangements are lease arrangements and whether they are operating lease. The Group estimates the fair value of production equipment based on the price of similar production equipment to judge whether the repurchase option was set at a significant discount to the estimated fair value when it becomes exercisable and whether the repurchase option will be almost certain to be exercised under the scope of IAS 17 Leases and SIC 27 Evaluating the Substance of Transactions in the Legal Form of a Lease.